UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

Mars Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41619	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Americas Tower, 1177 Avenue of The Americas, Suite 5100 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 622-1218

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, par value $0.000125, and one right entitling the holder to receive 2/10 of an ordinary share	MARXU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.000125 par value	MARX	The Nasdaq Stock Market LLC
Rights to receive two-tenths (2/10) of one ordinary share	MARXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on September 5, 2023, Mars Acquisition Corp. (“Mars”), a Cayman Island exempted company, entered into a Business Combination Agreement (the “Business Combination Agreement”) with ScanTech AI Systems Inc., a Delaware corporation and a wholly owned subsidiary of Mars (“Pubco”), Mars Merger Sub I Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Mars (“Purchaser Merger Sub”), Mars Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Company Merger Sub”), ScanTech Identification Beam Systems, LLC, a Delaware limited liability company (the “Company” or “ScanTech”), and Dolan Falconer in the capacity as the representative from and after the Effective Time for the Company Holder Participants as of immediately prior to the Effective (the “Seller Representative”). Pursuant to the Business Combination Agreement, and subject to the terms and conditions contained therein, the business combination of Mars, ScanTech, Pubco, Purchaser Merger Sub and Company Merger Sub will be effected. The transactions contemplated by the Business Combination Agreement are hereinafter referred to collectively as the “Business Combination.”

On November 13, 2023, Mars and ScanTech issued a joint press release (the “Press Release”) announcing the confidential submission of a draft of a Registration Statement on Form S-4 to the United States Securities and Exchange Commission (the “SEC”) on November 13, 2023, with respect to its proposed business combination with Pubco. A copy of the Press Release is filed herewith as Exhibit 99.1.

Important Additional Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Pubco intends to file a registration statement on Form S-4 with the SEC, and Mars intends to file a preliminary proxy statement with the SEC. The Form S-4 and preliminary proxy statement will include a preliminary proxy statement/prospectus with respect to the Pubco securities to be issued in connection with the Business Combination. In addition, ScanTech will seek a vote or solicit the consent of its members with respect to the proposed Business Combination. Each of Mars, Pubco and ScanTech urges investors, shareholders and members, and other interested persons to read, when available, the Form S-4, including the proxy statement/prospectus, any amendments thereto, as well as any other documents filed with the SEC by Pubco or Mars, before making any voting or investment decision because these documents will contain important information about the proposed Business Combination. After the Form S-4 has been filed and declared effective, Mars will mail the definitive proxy statement/prospectus to shareholders of Mars as of a record date to be established for voting on the Business Combination. Mars’ shareholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York, 10036. These documents, once available, can also be obtained, without charge, at the SEC’s website www.sec.gov.

Participants in Solicitation

Mars and ScanTech and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from Mars’ shareholders with respect to the proposed transaction. Information about the directors and executive officers of Mars is set forth in its final prospectus, dated as of February 13, 2023, and filed with the SEC on February 14, 2023, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Mars Acquisition Corp., Americas Tower, 1177 Avenue of The Americas, Suite 5100, New York, New York 10036. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Mars shareholders in connection with the proposed transaction will be set forth in Mars’ and Pubco’s filings with the SEC, including the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the Business Combination when they become available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mars, ScanTech or Pubco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on beliefs and assumptions and on information currently available to Mars and ScanTech. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing," "target," "seek" or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words.

Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including, without limitation, projections of market opportunity and market share; ScanTech's or Pubco’s business plans, including any plans to expand; the sources and uses of cash from the proposed transaction; the anticipated enterprise value of the combined company following the consummation of the proposed transaction; any benefits of ScanTech's partnerships, strategies or plans; anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. In addition, to be able to execute on its business plan, ScanTech will be required to repay its significant current liabilities.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. These statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. Neither Mars nor ScanTech can assure you that the forward-looking statements in this communication will prove to be accurate.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the risks and uncertainties set forth in Exhibit 99.1 annexed hereto, which are incorporated herein by reference, as well as other risks and uncertainties to be set forth in documents Mars or Pubco will file with the SEC.

In light of the significant uncertainties in forward-looking statements, you should not regard these statements as a representation or warranty by Mars, ScanTech, Pubco or their respective directors, officers or employees or any other person that Mars, ScanTech or Pubco will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Mars and ScanTech as of the date of this communication. Subsequent events and developments may cause those views to change. Neither Mars nor ScanTech undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 13, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	Mars Acquisition Corp.

	By:	/s/ Karl Brenza
	Name:	Karl Brenza
	Title:	Chief Executive Officer